Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Key Tronic Corporation (the “Company”) on Form 10-Q for the period ended September 28, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Ronald F. Klawitter, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 6, 2013

/s/ Ronald F. Klawitter
Ronald F. Klawitter
Executive Vice President of Administration, Chief Financial Officer and Treasurer